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                           EXHIBIT 24

                       POWER OF ATTORNEY


     Each of the undersigned directors and/or officer of Rochester Telephone Corporation, a New York transportation corporation (the "Company"), hereby constitutes and appoints Ronald L. Bittner, Louis L. Massaro and Josephine S. Trubek, and each of them, with full power to act without the others, true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments which either of said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission ("Commission") thereunder in connection with any Registration Statements filed under said Act, covering any offering of securities made, or deemed to be made, in connection with the Rochester Telephone Corporation Directors Stock Option Plan, including specifically, but without limiting the generality of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to any Registration Statements on Form S-8 or other applicable form filed with the Commission under said Act in such connection, and any amendment or amendments thereto, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed and delivered these presence as of this 27th day of April, 1994.



                               /s/ Patricia C. Barron
                               ------------------------------
                               Patricia C. Barron

                               /s/ Ronald L. Bittner
                               ------------------------------
                               Ronald L. Bittner

                               /s/ John R. Block
                               ------------------------------
                               John R. Block

                               /s/ Harlan D. Calkins
                               ------------------------------
                               Harlan D. Calkins

                               /s/ Brenda Edgerton
                               ------------------------------
                               Brenda Evans Edgerton

(75ED)
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                               /s/ Jairo A. Estrada
                               ------------------------------
                               Jairo A. Estrada

                               /s/ Daniel E. Gill
                               ------------------------------
                               Daniel E. Gill

                               /s/ Alan C. Hasselwander
                               ------------------------------
                               Alan C. Hasselwander

                               /s/ Douglas H. McCorkindale
                               ------------------------------
                               Douglas H. McCorkindale

                               /s/ Richard P. Miller. Jr.
                               ------------------------------
                               Richard P. Miller, Jr.

                               /s/ Dr. Leo J. Thomas
                               ------------------------------
                               Dr. Leo J. Thomas

                               /s/ Michael T. Tomaino
                               ------------------------------
                               Michael T. Tomaino


(75ED)